UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2011

RED ROCK PICTURES HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Nevada	333-108690	98-0441032
(State or other jurisdiction of incorporation or	(Commission File Number)	(IRS Employer Identification No.)
organization)

3355 W. Alabama, Suite 1150 Houston, TX		77098
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 888-0040

6019 Olivas Park Drive, Suite C, Ventura, CA 93003
 (Former name or former address, if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01                      Other Events.

On September 14, 2011, Red Rock Picture Holdings, Inc. (the “Company”) issued a press release (the “Press Release”) announcing that on August 5, 2011 the Company entered into a non-binding letter of intent with Office Supply Line, Inc. (“OSL”) for a share exchange by the Company of all of the outstanding capital stock of the OSL for newly issued shares of the Company.  The letter of intent also provides for the Company to spin-off a private company to certain of its shareholders in consideration of the cancellation of its shares and the assumption of certain indebtedness of the Company.

The completion of the share exchange will be dependent upon the satisfactory completion of due diligence, the execution of definitive transaction agreements and material third-party consents and other conditions.  A share exchange agreement is anticipated to be completed on or before October 1, 2011. However, to date no definitive agreement has been entered into by the parties and it is possible that the parties will not finalize such an agreement by such date, if at all.

A copy of the Press Release is attached as Exhibit 99.1 to this report and is incorporated by reference into this item 8.01.

Item 9.01                      Financial Statement and Exhibits.

d) Exhibits

Exhibit Number	Description
99.1	Press Release

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Forward-looking statements speak only as of the date they are made, are based on various underlying assumptions and current expectations about the future. We caution readers that any forward-looking statements are not guarantees of future performance and that actual results could differ materially from those contained or implied in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the agreements and proposed transaction described herein, the anticipated entry into material definitive agreements regarding such transaction, the anticipated completion of due diligence and the potential results thereof, the ability of the Company to obtain the necessary financing to complete the proposed transaction described herein and the ability to obtain required governmental and third party consents, if any, in connection with such proposed transaction.  In some cases, you may identify forward-looking statements by words such as “may,” “should,” “plan,” “intend,” “potential,” “continue,” “believe,” “expect,” “predict,” “anticipate” and “estimate,” the negative of these words or other comparable words. These statements are only predictions. One should not place undue reliance on these forward-looking statements. The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company’s control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made.  These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors described in “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended August 31, 2010 filed with the Securities and Exchange Commission on December 14, 2010, not all of which are known to the Company. The Company will update this forward-looking information only to the extent required under applicable securities laws. Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2011

RED ROCK PICTURES HOLDINGS, INC.

By:	/s/ Anthony Gentile
Anthony Gentile
President, Chief Financial Officer and Secretary